U.S. Bancorp 3Q16 Earnings Conference Call Richard K. Davis Chairman and CEO October 19, 2016 Terry Dolan Vice Chairman and CFO Exhibit 99.2

U.S. BANCORP  |  2
Forward-looking Statements
and Additional Information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
This presentation contains forward-looking statements about U.S. Bancorp.  Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof.  These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp.  Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated.  A reversal or slowing of the current economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities.  Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility.  Stress in the commercial real estate markets, as well as a downturn
in
the
residential
real
estate
markets,
could
cause
credit
losses
and
deterioration
in
asset
values.
In
addition,
U.S.
Bancorp’s
business
and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation.  U.S. Bancorp’s results could
also
be
adversely
affected
by
deterioration
in
general
business
and
economic
conditions
(which
could
result,
in
part,
from
the
United
Kingdom’s withdrawal from  the European Union); changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the
collateral
securing
those
loans;
deterioration
in
the
value
of
securities
held
in
its
investment
securities
portfolio;
legal
and
regulatory
developments; litigation; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security;
effects
of
mergers
and
acquisitions
and
related
integration;
effects
of
critical
accounting
policies
and
judgments;
and
management’s
ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk.
For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2015, on file with the Securities and Exchange Commission, including the sections entitled “Risk
Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under
Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these also could adversely affect U.S.
Bancorp’s results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties.  Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
This
presentation
includes
non-GAAP
financial
measures
to
describe
U.S.
Bancorp’s
performance.
The
calculations
of
these
measures
are
provided in the Appendix.  These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

U.S. BANCORP  |  3
3Q16 Highlights
•
Net income of $1.5 billion; $0.84 per diluted common share
•
Average loans grew 1.1% vs. 2Q16 and 7.6% vs. 3Q15
–
Loan growth of 6.4% vs. 3Q15 excluding the credit card portfolio acquisition at the end of 4Q15 and student loans which were transferred from held for sale to held for investment in 3Q15
•
Average deposits grew 3.6% vs. 2Q16 and 10.0% vs. 3Q15
•
Net interest income grew 1.6%* vs. 2Q16 and 4.3%* vs. 3Q15
–
Average earning assets increased 2.2% vs. 2Q16 and 6.6% vs. 3Q15
•
Noninterest income increased 5.1% vs. 3Q15
–
Mortgage banking revenue rose 31.9% vs. 2Q16 and 40.2% vs. 3Q15
•
Nonperforming assets and net charge-offs decreased slightly on a linked quarter basis
•
Returned 79% of earnings to shareholders through dividends and share buybacks
* Taxable equivalent basis; increases of 1.7% and 4.5%, respectively, as reported on a GAAP basis; see slide 24 for reconciliation

Performance Ratios
Return on Average Common Equity
and Return on Average Assets
Efficiency Ratio and
Net Interest Margin
Return on Avg Common Equity
Return on Avg Assets
Efficiency Ratio
Net Interest Margin
* Excludes notable items
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding net securities gains (losses)
54.0%
1.0%
1.5%
2.0%
2.5%
3.0%
3Q15
4Q15
1Q16
2Q16
3Q16
14.1%
13.7%
13.0%
13.8%
13.5%
1.44%
1.41%
1.32%
1.43%
1.36%
8%
11%
14%
17%
20%
53.9%
53.9%
54.6%
54.9%
54.5%
3.04%
3.06%
3.06%
3.02%
2.98%
1.6%
2.2%
2.8%
3.4%
4.0%
48%
52%
56%
60%
64%
3Q15
4Q15
1Q16
2Q16
3Q16
U.S. BANCORP  |  4

Revenue Growth
* Notable item:  2Q16 Visa Europe sale gain $180 million
Year-Over-Year Change
3.1%
0.8%
2.7%
8.1%
4.7%
$ in millions
4.5%
excluding 2Q16
notable item*
U.S. BANCORP  |  5
$5,147
$5,211
$5,037
$5,388
4,000
4,500
5,000
5,500
6,000
3Q15
4Q15
1Q16
2Q16
3Q16
$5,448
$180

Loan and Deposit Growth
Year-Over-Year Growth
Average Balances
180
220
260
300
340
3Q15
4Q15
1Q16
2Q16
3Q16
Loans
Deposits
6.5% *
6.4% *
5.8%
$262.3
8.1%
$266.6
2.7%
$250.5
4.2%
$256.7
6.9%
$294.5
6.3%
$295.9
7.6%
$307.4
6.9%
$289.7
$ in billions
3.8% *
* Adjusted for credit card portfolio acquisition and student loan classification
5.2% *
10.0%
$318.5
7.6%
$269.6
U.S. BANCORP  |  6

Credit Quality
Net Charge-offs
Nonperforming Assets
Net Charge-offs (Left Scale)
NCOs to Avg Loans (Right Scale)
Nonperforming Assets (Left Scale)
NPAs to Loans plus ORE (Right Scale)
$ in millions
U.S. BANCORP  |  7
$292
$305
$315
$317
$315
0.46%
0.47%
0.48%
0.48%
0.46%
0.00%
0.75%
1.50%
2.25%
3.00%
0
130
260
390
520
3Q15
4Q15
1Q16
2Q16
3Q16
$1,567
$1,523
$1,719
$1,672
$1,664
0.61%
0.58%
0.65%
0.62%
0.61%
0.00%
0.75%
1.50%
2.25%
3.00%
0
700
1,400
2,100
2,800
3Q15
4Q15
1Q16
2Q16
3Q16

Earnings Summary
$ and shares in millions, except per-share data
Notable
Items
3Q16
2Q16
3Q15
vs 2Q16
vs 3Q15
2Q16
vs 2Q16
Net Interest Income
2,893
$
2,845
$
2,768
$
1.7

4.5

-
$
1.7
Taxable-equivalent Adjustment
50

51

53

(2.0)

(5.7)

-

(2.0)
2,943

2,896

2,821

1.6

4.3

-

1.6
Noninterest Income
2,445

2,552

2,326

(4.2)

5.1

180

3.1
Net Revenue
5,388

5,448

5,147

(1.1)

4.7

180

2.3
Noninterest Expense
2,931

2,992

2,775

2.0

(5.6)

150

(3.1)
Operating Income
2,457

2,456

2,372

-

3.6

30

1.3
Net Charge-offs
315

317

292

0.6

(7.9)

-

0.6
Excess Provision
10

10

(10)

-

NM
-

-

Income before Taxes
2,132

2,129

2,090

0.1

2.0

30

1.6
Applicable Income Taxes
616

593

587

(3.9)

(4.9)

8

(5.3)
Noncontrolling Interests
(14)

(14)

(14)

-

-

-

-

Net Income
1,502

1,522

1,489

(1.3)

0.9

22

0.1
Preferred Dividends/Other
68

87

67

21.8

(1.5)

-

21.8
NI to Common
1,434
$
1,435
$
1,422
$
(0.1)

0.8

22
$
1.5
Diluted EPS
0.84
$
0.83
$
0.81
$
1.2

3.7

$0.01
2.4
Average Diluted Shares
1,716

1,731

1,766

0.9

2.8

Excl Notable
Net Interest Income
(taxable-equivalent basis)
% B/(W)
Reported
Items 3Q16
% B/(W)
U.S. BANCORP  |  8

Net Interest Income
Net Interest Income
Key Points
vs. 3Q15
•
Average earning assets grew $24.5 billion, or 6.6%
•
Net interest margin lower 6 bps (2.98% vs. 3.04%)
–
Principally due to increased funding costs and higher
average cash balances, along  with lower reinvestment rates
on investment securities, partially offset by higher rates on new loans
vs. 2Q16
•
Average earning assets grew $8.4 billion, or 2.2%
•
Net interest margin lower 4 bps (2.98% vs. 3.02%)
–
Primarily reflected higher average cash balances as well as
lower reinvestment rates on securities partially offset by
LIBOR rate benefit on loans
Year-Over-Year Change
2.7%
2.6%
4.9%
4.5%       4.3%
$ in millions
Taxable-equivalent basis
U.S. BANCORP  |  9
$2,821
$2,871
$2,888
$2,896
$2,943
3.04%
3.06%
3.06%
3.02%
2.98%
0.0%
2.0%
4.0%
6.0%
8.0%
0
1,000
2,000
3,000
4,000
3Q15
4Q15
1Q16
2Q16
3Q16
Net Interest Income
Net Interest Margin

Noninterest Income
$505
$536
$424
$666
$442
$224
$211
$187
$238
$314
$409
$400
$390
$410
$426
$329
$336
$339
$358
$362
$859
$857
$809
$880
$901
0
750
1,500
2,250
3,000
3Q15
4Q15
1Q16
2Q16
3Q16
Noninterest Income
Key Points
vs. 3Q15
•
Noninterest income increased $119 million, or 5.1%
–
Higher mortgage banking revenue (40.2% increase) driven by higher origination and sales volume in part due to refinancing activities in the marketplace
–
Higher trust and investment management fees (10.0% increase)
reflecting lower money market fee waivers along with account growth and improved market conditions
–
Higher credit and debit card revenue (11.2% increase) due to higher transaction volumes, including acquired portfolios
–
Lower commercial products revenue (5.2% decrease) primarily
driven by a large syndication transaction in 3Q15
vs. 2Q16
•
Noninterest income decreased $107 million, or 4.2% (3.1%
increase excluding the 2Q16 Visa Europe gain)
–
Higher mortgage banking revenue (31.9% increase) reflecting higher origination and sales volume and a favorable change in the valuation of mortgage servicing rights, net of hedging activities
–
Higher corporate payment products revenue (5.0% increase) due to seasonally higher transaction volumes
–
Lower commercial products revenue (8.0% decrease) primarily due to higher capital markets volume in 2Q16 given market conditions
–
Lower other income due to the notable item in 2Q16 ($180 million
Visa Europe gain); excluding this, other noninterest income was lower (16.5% decrease) primarily due to lower end-of-term gains on auto leases
Year-Over-Year Change
3.7%
(1.3%)
(0.2%)
12.3%       5.1%
$2,552
$2,326
$2,340
$2,149
All Other
Mortgage
Service Charges
Trust and Inv Mgmt
Payments
* Adjusted for notable item: 2Q16 Visa Europe sale gain $180 million
Payments = credit and debit card, corporate payment products and merchant processing
Service charges = deposit service charges, treasury management and ATM processing
$ in millions
4.4%
adjusted*
$2,445
U.S. BANCORP  |  10

Noninterest Expense
$501
$554
$465
$606
$520
$222
$230
$233
$241
$243
$291
$295
$254
$347
$309
$251
$246
$248
$243
$250
$1,510
$1,484
$1,549
$1,555
$1,609
0
900
1,800
2,700
3,600
3Q15
4Q15
1Q16
2Q16
3Q16
Noninterest Expense
Key Points
vs. 3Q15
•
Noninterest expense increased $156 million, or 5.6%
–
Higher compensation (8.5% increase) principally due to the
impact of hiring decisions to support business growth and
compliance programs
–
Higher professional services expense (10.4% increase) primarily due to compliance programs
–
Higher technology and communications expense (9.5% increase)
including the impact of capital investments and costs related to acquired card portfolios
–
Higher other noninterest expense (3.5% increase) reflecting the impact of the FDIC surcharge which began 3Q16
vs. 2Q16
•
Noninterest expense decreased $61 million, or 2.0%
(3.1% increase excluding notable expense items in 2Q16)
–
Higher compensation expense (4.1% increase) due to an
additional business day in the quarter compared to 2Q16 and
increased staffing
–
Excluding notable items in 2Q16, higher other noninterest
expense (5.1% increase) due to seasonally higher costs related to tax-advantaged projects and the impact of the FDIC surcharge and lower marketing and business development expense (6.4%
decrease) due to the timing of various marketing programs
Year-Over-Year Change
6.2%
0.2%
3.2%
11.6%        5.6%
$2,992
$2,775
$2,809
$2,749
All Other
Tech and Communications
Prof Svcs, Marketing and PPS
Occupancy and Equipment
Compensation and Benefits
* Adjusted for notable items: 2Q16 related to accruals for legal and regulatory matters ($110 million) and charitable contribution ($40 million)
$ in millions
$2,931
6.0%
adjusted*
U.S. BANCORP  |  11

Capital Position
* RWA = risk-weighted assets,
See slide 24
$ in billions
3Q16
2Q16
1Q16
4Q15
3Q15
Total U.S. Bancorp shareholders' equity
47.8
$
47.4
$
46.7
$
46.1
$
45.1
$
Standardized Approach
Basel III transitional standardized approach
Common equity tier 1 capital ratio
9.5%
9.5%
9.5%
9.6%
9.6%
Tier 1 capital ratio
11.1%
11.1%
11.1%
11.3%
11.1%
Total risk-based capital ratio
13.3%
13.4%
13.1%
13.3%
13.1%
Leverage ratio
9.2%
9.3%
9.3%
9.5%
9.3%
Common equity tier 1 capital to RWA* estimated for the
Basel III fully implemented standardized approach
9.3%
9.3%
9.2%
9.1%
9.2%
Advanced Approaches
Common equity tier 1 capital to RWA for the Basel III
transitional advanced approaches
12.4%
12.3%
12.3%
12.5%
13.0%
Common equity tier 1 capital to RWA estimated for the
Basel III fully implemented advanced approaches
12.1%
12.0%
11.9%
11.9%
12.4%
Tangible common equity ratio
7.5%
7.6%
7.7%
7.6%
7.7%
Tangible common equity as a % of RWA
9.3%
9.3%
9.3%
9.2%
9.3%
U.S. BANCORP  |  12

Appendix U.S. BANCORP | 13

Average Loans
9.5%
9.0%
10.2%
10.7%
9.0%
3.6%
3.1%
(0.6%)
1.3%
2.5%
(0.3%)
2.1%
5.4%
8.6%
8.6%
1.1%
4.7%
5.2%*
5.8%*
5.9%*
4.0%
3.6%
4.1%*
5.2%*
0
80
160
240
320
3Q15
4Q15
1Q16
2Q16
3Q16
6.5%*
Average Loans
Key Points
vs. 3Q15
•
Average total loans increased by $19.1 billion,
or 7.6% (6.4% growth excluding student loans
and the credit card portfolio acquisition)
•
Average total commercial loans increased $7.7
billion, or 9.0%
•
Average residential mortgage loans increased
$4.5 billion or 8.6%
vs. 2Q16
•
Average total loans increased by $3.1 billion, or
1.1%
•
Average residential mortgage loans increased
$0.8 billion or 1.4%
•
Average credit card loans increased $0.5 billion
or 2.4%
Year-Over-Year Growth
2.7%
4.2%
5.8%
8.1%          7.6%
Covered
Commercial
CRE
Res Mtg
Retail
Credit Card
$266.6
$250.5
$256.7
$262.3
$ in billions
3.8%*
5.2%*
0.3%
5.6%*
$269.6
6.4%*
U.S. BANCORP  |  14
* Excluding student loans, which were transferred to held for sale at the end of 1Q15 and returned to held for investment during 3Q15, and the acquisition of the Fidelity credit card portfolio at the end of 4Q15

Average Deposits
Average Deposits
Key Points
vs. 3Q15
•
Average total deposits increased by
$28.9 billion, or 10.0%
•
Average low-cost deposits (NIB, interest
checking, money market and savings)
increased by $30.4 billion, or 11.9%
vs. 2Q16
•
Average total deposits increased by
$11.2 billion, or 3.6%
•
Average low-cost deposits increased by
$12.9 billion, or 4.7%
Year-Over-Year Growth
6.9%
6.9%
6.3%
7.6%
10.0%
Time
Money Market
Checking and Savings
Noninterest-bearing
$289.7
$294.5
$295.9
$307.4
$ in billions
$318.5
U.S. BANCORP  |  15
(18.1%)
(19.2%)
(14.4%)
(5.6%)
(4.7%)
21.3%
20.2%
17.0%
16.3%
24.4%
5.9%
6.7%
7.1%
9.6%
10.4%
9.2%
9.0%
5.4%
2.4%
1.3%
0
90
180
270
360
3Q15
4Q15
1Q16
2Q16
3Q16

Credit Quality –
Commercial Loans
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Average year-over-year loan growth of 9.0% demonstrates continued momentum with customers
•
Net charge-offs increased slightly on both a year-over-year and linked quarter basis, but remained at historically low levels
•
Nonperforming loans increased year-over-year and linked quarter primarily due to weakness in energy
•
Line utilization decreased slightly
3Q15
2Q16
3Q16
Average Loans
$84,704
$92,154
$92,369
30-89 Delinquencies
0.24%
0.22%
0.24%
90+ Delinquencies
0.05%
0.05%
0.05%
Nonperforming Loans
0.20%
0.53%
0.55%
$ in millions
U.S. BANCORP  |  16
$84,704
$86,803
$89,820
$92,154
$92,369
0.33%
0.29%
0.37%
0.34%
0.37%
0.0%
0.5%
1.0%
1.5%
2.0%
0
30,000
60,000
90,000
120,000
3Q15
4Q15
1Q16
2Q16
3Q16
Average Loans
Net Charge
-offs Ratio
20%
24%
28%
32%
36%
Revolving Line Utilization Trend

CRE Construction
A&D
Construction
$837
Credit Quality –
Commercial Real Estate
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Average loans increased 2.5% year-over-year
•
Nonperforming loans remained stable at historically low levels
•
Recoveries within the CRE portfolio continued to offset loan charge-offs, resulting in net losses remaining near zero
3Q15
2Q16
3Q16
Average Loans
$42,316
$42,988
$43,374
30-89 Delinquencies
0.15%
0.11%
0.08%
90+ Delinquencies
0.05%
0.03%
0.02%
Nonperforming Loans
0.34%
0.24%
0.24%
Performing TDRs*
$218
$185
$274
$ in millions
CRE Mortgage
Investor
$20,878
Owner
Occupied
$11,010
Multi-family
$3,986
Retail
$959
Residential
Construction
$2,352
Office
$1,024
Other
$2,328
* TDR = troubled debt restructuring
U.S. BANCORP  |  17
$42,316
$42,231
$42,401
$42,988
$43,374
-0.10%
0.00%
-0.05%
0.00%
0.01%
-0.5%
0.0%
0.5%
1.0%
1.5%
0
20,000
40,000
60,000
3Q15
4Q15
1Q16
2Q16
3Q16
Average Loans
Net Charge
-offs Ratio

Credit Quality –
Residential Mortgage
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Originations continued to be high credit quality (weighted average FICO 759, weighted average LTV 69%)
•
89% of the balances have been originated since the beginning of 2009; the origination quality metrics and performance to date have significantly outperformed prior vintages with similar seasoning
$ in millions
3Q15
2Q16
3Q16
Average Loans
$51,831
$55,501
$56,284
30-89 Delinquencies
0.35%
0.28%
0.26%
90+ Delinquencies
0.33%
0.27%
0.28%
Nonperforming Loans
1.40%
1.12%
1.09%
*Excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($1,344 million in 3Q16)
U.S. BANCORP  |  18
$51,831
$52,970
$54,208
$55,501
$56,284
0.19%
0.12%
0.14%
0.12%
0.08%
0.0%
0.5%
1.0%
1.5%
2.0%
0
20,000
40,000
60,000
80,000
3Q15
4Q15
1Q16
2Q16
3Q16
Average Loans
Net Charge
-offs Ratio
$1,903
$1,863
$1,827
$1,772
$1,749
0
800
1,600
2,400
3,200
3Q15
4Q15
1Q16
2Q16
3Q16
Residential Mortgage Performing TDRs*

Credit Quality –
Credit Card
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Year-over-year average loan growth of 15% was driven, in part, by the portfolio acquisition at the end of 4Q15
•
Origination credit quality remains strong, with a weighted average FICO of 759
$ in millions
3Q15
2Q16
3Q16
Average Loans
$17,944
$20,140
$20,628
30-89 Delinquencies
1.27%
1.15%
1.27%
90+ Delinquencies
1.10%
0.98%
1.11%
Nonperforming Loans
0.06%
0.02%
0.02%
U.S. BANCORP  |  19
$17,944
$18,838
$20,244
$20,140
$20,628
3.38%
3.50%
3.26%
3.39%
3.11%
0.0%
3.0%
6.0%
9.0%
12.0%
0
6,000
12,000
18,000
24,000
3Q15
4Q15
1Q16
2Q16
3Q16
Average Loans
Net Charge
-offs Ratio
$12
$9
$7
$5
$4
0.06%
0.04%
0.04%
0.02%
0.02%
0.0%
0.4%
0.8%
1.2%
0
6
12
18
24
3Q15
4Q15
1Q16
2Q16
3Q16
Credit Card Nonperforming Loans

Credit Quality –
Home Equity
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
High-quality originations (weighted average FICO on commitments was 766, weighted average CLTV 72%)
originated primarily through the retail branch network to existing bank customers on their primary residences
•
Net charge-offs declined year-over-year due to strong recoveries.
$ in millions
3Q15
2Q16
3Q16
Average Loans
$16,083
$16,394
$16,470
30-89 Delinquencies
0.36%
0.36%
0.41%
90+ Delinquencies
0.25%
0.24%
0.24%
Nonperforming Loans
0.91%
0.78%
0.75%
Home Equity
Subprime: 1%
Wtd Avg LTV*: 89%
NCO: 0.00%
Prime: 97%
Wtd Avg LTV*: 72%
NCO: 0.02%
Other: 2%
Wtd Avg LTV*: 70%
NCO: 0.00%
*LTV at origination
U.S. BANCORP  |  20
Average Loans
Net Charge
-offs Ratio
$16,083
$16,241
$16,368
$16,394
$16,470
0.17%
0.15%
0.05%
-0.02%
0.02%
0.0%
0.5%
1.0%
1.5%
2.0%
0
5,000
10,000
15,000
20,000
3Q15
4Q15
1Q16
2Q16
3Q16

Credit Quality –
Retail Leasing
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Continued high-quality originations (weighted average FICO 783) support the portfolio’s stable credit profile
•
Delinquencies, nonperforming loans, and net charge-offs remained at very low levels
$5,480
$5,265
$5,179
$5,326
$5,773
0.14%
0.08%
0.08%
0.15%
0.07%
0.0%
0.2%
0.4%
0.6%
0.8%
0
2,000
4,000
6,000
8,000
3Q15
4Q15
1Q16
2Q16
3Q16
Average Loans
$ in millions
3Q15
2Q16
3Q16
Average Loans
$5,480
$5,326
$5,773
30-89 Delinquencies
0.18%
0.18%
0.21%
90+ Delinquencies
0.02%
0.00%
0.00%
Nonperforming Loans
0.04%
0.04%
0.05%
100
110
120
130
140
Manheim
Used Vehicle Index*
U.S. BANCORP  |  21
Net Charge
-offs Ratio
* Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending values

Credit Quality –
Other Retail
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Overall growth continued to be driven by auto loans and installment, which were up 6.1% and 13.4%
year-over-year, respectively
•
Delinquency rates, nonperforming loans, and net charge-offs remained stable
$27,286
$29,556
$29,550
$29,748
$30,608
0.65%
0.71%
0.69%
0.68%
0.68%
0.0%
0.5%
1.0%
1.5%
2.0%
0
10,000
20,000
30,000
40,000
3Q15
4Q15
1Q16
2Q16
3Q16
Average Loans
$ in millions
3Q15
2Q16
3Q16
Average Loans
$27,286
$29,748
$30,608
30-89 Delinquencies
0.46%
0.47%
0.56%
90+ Delinquencies
0.10%
0.10%
0.11%
Nonperforming Loans
0.07%
0.09%
0.08%
Auto Loans,
$17,205
Installment,
$7,783
Revolving
Credit,
$3,243
Student
Loans,
$2,377
Other Retail
U.S. BANCORP  |  22
Net Charge
-offs Ratio

Credit Quality –
Auto Loans
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Continued growth in auto loans driven by high-quality originations in the indirect channel (weighted average FICO 777)
•
Net charge-offs stayed relatively flat on a linked quarter basis
$ in millions
3Q15
2Q16
3Q16
Average Loans
$16,220
$16,690
$17,205
30-89 Delinquencies
0.40%
0.48%
0.59%
90+ Delinquencies
0.02%
0.03%
0.05%
Nonperforming Loans
0.05%
0.08%
0.08%
Indirect and Direct Channel
Direct: 6%
Wtd Avg FICO: 748
NCO: 0.11%
Indirect: 94%
Wtd Avg FICO: 768
NCO: 0.34%
Auto loans are included in Other Retail category
U.S. BANCORP  |  23
$16,220
$16,551
$16,623
$16,690
$17,205
0.22%
0.36%
0.41%
0.31%
0.32%
0.0%
0.5%
1.0%
1.5%
2.0%
0
5,000
10,000
15,000
20,000
3Q15
4Q15
1Q16
2Q16
3Q16
Average Loans
Net Charge
-offs Ratio

Non-GAAP Financial Measures
* Preliminary data. Subject to change prior to filings with applicable regulatory agencies.
(1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements.
(2) Includes net losses on cash flow hedges included in accumulated other comprehensive income (loss) and other adjustments.
(3) Includes higher risk-weighting for unfunded loan commitments, investment securities, residential mortgages, mortgage servicing rights and other adjustments.
(4) Primarily reflects higher risk-weighting for mortgage servicing rights.
(5) Utilizes a tax rate of 35 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes.
September 30,
June 30,
March 31,
December 31,
September 30,
(Dollars in Millions, Unaudited)
2016
2016
2016
2015
2015
Total equity
$48,399
$48,029
$47,393
$46,817
$45,767
Preferred stock
(5,501)
(5,501)
(5,501)
(5,501)
(4,756)
Noncontrolling interests
(640)
(639)
(638)
(686)
(692)
Goodwill (net of deferred tax liability) (1)
(8,239)
(8,246)
(8,270)
(8,295)
(8,324)
Intangible assets, other than mortgage servicing rights
(756)
(796)
(820)
(838)
(779)
Tangible common equity (a)
33,263
32,847
32,164
31,497
31,216
Tangible common equity (as calculated above)
33,263
32,847
32,164
31,497
31,216
Adjustments (2)
97
133
99
67
118
Common equity tier 1 capital estimated for the Basel III fully
33,360
implemented standardized and advanced approaches (b)
32,980
32,263
31,564
31,334
Total assets
454,134
438,463
428,638
421,853
415,943
Goodwill (net of deferred tax liability) (1)
(8,239)
(8,246)
(8,270)
(8,295)
(8,324)
Intangible assets, other than mortgage servicing rights
(756)
(796)
(820)
(838)
(779)
Tangible assets (c)
445,139
429,421
419,548
412,720
406,840
Risk-weighted assets, determined in accordance with prescribed transitional standardized approach regulatory requirements (d)
356,733
*
351,462
346,227
341,360
336,227
Adjustments (3)
3,165
*
3,079
3,485
3,892
3,532
Risk-weighted assets estimated for the Basel III fully implemented standardized approach (e)
359,898
*
354,541
349,712
345,252
339,759
Risk-weighted assets, determined in accordance with prescribed transitional advanced approaches regulatory requirements
272,832
*
271,495
267,309
261,668
248,048
Adjustments (4)
3,372
*
3,283
3,707
4,099
3,723
Risk-weighted assets estimated for the Basel III fully implemented advanced approaches (f)
276,204
*
274,778
271,016
265,767
251,771
Ratios*
Tangible common equity to tangible assets (a)/(c)
7.5

%
7.6

%
7.7

%
7.6

%
7.7

%
Tangible common equity to risk-weighted assets (a)/(d)
9.3

9.3

9.3

9.2

9.3

Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented standardized approach (b)/(e)
9.3
9.3
9.2
9.1
9.2
Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented advanced approaches (b)/(f)
12.1
12.0
11.9
11.9
12.4
U.S. BANCORP  |  24
September 30,
June 30,
September 30,
September 30,
September 30,
2016
2016
2015
2016
2015
Net interest income
$2,893
$2,845
$2,768
$8,573
$8,182
Taxable-equivalent adjustment (5)
50
51
53
154
161
Net interest income, on a taxable-equivalent basis
$2,943
$2,896
$2,821
$8,727
$8,343
Three Months Ended
Nine Months Ended

U.S. Bancorp 3Q16 Earnings Conference Call October 19, 2016